U.S. SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, D.C. 20549

                  FORM 8-K

                CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the

            Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2002

            VOICE MOBILITY INTERNATIONAL, INC.
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         (Name of Small Business Issuer in its Charter)


      NEVADA                   33-0777819
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(State or Other Jurisdiction of     (I.R.S. Employer Identification Number)
Incorporation or Organization)




180-13777 Commerce Parkway, Richmond, British Columbia, Canada    V6V 2X3
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     (Address of Principal Executive Offices)          (Zip Code)

                 (604) 482-0000
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              (Issuer's Telephone Number)

Item 5. Other Events

     On June 18, 2002, Voice Mobility International, Inc. announces that, subject to regulatory approval, it has arranged a private placement of up to Cdn.$650,000 and US$90,000.

     Exhibit No            Exhibits
     ----------            --------

         99.1         News release of Voice Mobility International, Inc.
                      Dated June 18, 2002.




                          SIGNATURES
                          ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   VOICE MOBILITY INTERNATIONAL, INC.


Date: June 18, 2002            by: /s/James Hutton
                      --------------------------
                      James Hutton
                      President and Director

Exhibit 99.1

                           EX-99.1
                        News Release


        VOICE MOBILITY ARRANGES PRIVATE PLACEMENT FINANCING

VANCOUVER, BC, CANADA - June 18, 2002 - Voice Mobility International, Inc. (TSE:
VMY, OTCBB: VMII and FWB: VMY), developer and provider of carrier-grade enhanced messaging solutions wishes to announce that, subject to regulatory approval, it has arranged a private placement of up to Cdn.$650,000 consisting of units at a price of Cdn.$0.30 per unit. Each unit consists of one common share in the capital of the Company and one half of one common share purchase warrant. One whole warrant will entitle the holder to purchase one common share at an exercise price of Cdn.$0.45 per common share for a period of one year from the closing of the private placement. The company may pay an introduction fee of up to 83,333 common shares (or Cdn.$25,000) for the introduction by other parties to private investors responsible for up to Cdn.$150,000 of the private placement.

Voice Mobility also wishes to announce a prior placement, subject to regulatory approval, of US$ 90,000 of units at a price of US$0.18 per unit. Each unit consists of one common share in the capital of the Company and one common share purchase warrant. One whole warrant will entitle the holder to purchase one common share at an exercise price of US$0.25 per common share for a period of three years from the closing of the private placement.

The Company will use the proceeds of the private placements for working capital purposes.


About Voice Mobility
----------------------
Voice Mobility markets and develops next generation messaging solutions that provide all of the enhanced features and functionality of unified communications while ensuring integration with and replacement of existing voice messaging systems. Voice Mobility markets its software suite to telephone companies and service providers in mature markets and new, growth markets.

Voice Mobility's enhanced messaging solution offers a lower cost of system ownership (ability for carriers and service providers to cease spending capital on legacy equipment), seamless migration of paying customers from first generation systems to second generation technology, new revenue streams through the incremental marketing of enhanced features, and competitive differentiation.

For Voice Mobility customers this means increased share of existing customer's wallet, increased customer loyalty and the ability to attract new customers with incremental services. For more information about Voice Mobility visit www.voicemobility.com.

For more information contact:

Voice Mobility International Inc.
Randy Buchamer
Chairman and Chief Executive Officer
604-482-0000
investors@voicemobility.com
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FORWARD-LOOKING (SAFE HARBOR) STATEMENT

Statements in this press release that relate to future results, strategies and events are based on the company's current expectations. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, future sales, product demand, growth of the unified messaging industry, competition, exchange rate fluctuations, the effect of economic conditions and technological difficulties and other risks detailed in Voice Mobility's filings with the U.S. Securities and Exchange Commission. The Company assumes no obligation to update the information in this press release.